Debt, Banking Arrangements, and Leases	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 13 – Debt, Banking Arrangements, and Leases
Long-Term Debt

	December 31,
	2013	2012
	(Millions)
Unsecured:
Transco:
6.4% Notes due 2016	$200	$200
6.05% Notes due 2018	250	250
7.08% Debentures due 2026	8	8
7.25% Debentures due 2026	200	200
5.4% Notes due 2041	375	375
4.45% Notes due 2042	400	400
Northwest Pipeline:
7% Notes due 2016	175	175
5.95% Notes due 2017	185	185
6.05% Notes due 2018	250	250
7.125% Debentures due 2025	85	85
WPZ:
3.8% Notes due 2015	750	750
7.25% Notes due 2017	600	600
5.25% Notes due 2020	1,500	1,500
4.125% Notes due 2020	600	600
4% Notes due 2021	500	500
3.35% Notes due 2022	750	750
4.5% Notes due 2023	600	—
6.3% Notes due 2040	1,250	1,250
5.8% Notes due 2043	400	—
Credit facility loans	—	375
The Williams Companies, Inc.:
7.875% Notes due 2021	371	371
3.7% Notes due 2023	850	850
7.5% Debentures due 2031	339	339
7.75% Notes due 2031	252	252
8.75% Notes due 2032	445	445
Various — 5.5% to 10.25% Notes and Debentures due 2019 to 2033	55	57
Other, including secured capital lease obligations	1	2
Net unamortized debt discount	(37)	(33)
Total long-term debt, including current portion	11,354	10,736
Long-term debt due within one year	(1)	(1)
Long-term debt	$11,353	$10,735

Certain of our debt agreements contain covenants that restrict or limit, among other things, our ability to create liens supporting indebtedness, sell assets, and incur additional debt. Default of these agreements could also restrict our ability to make certain distributions or repurchase equity.

The following table presents aggregate minimum maturities of long-term debt (excluding net unamortized discount) for each of the next five years:

December 31, 2013
(Millions)
2014	$—
2015	750
2016	375
2017	785
2018	500

Issuances and retirements
In November 2013, WPZ completed a public offering of $600 million of 4.5 percent senior unsecured notes due 2023 and $400 million of 5.8 percent senior unsecured notes due 2043. WPZ used the net proceeds to repay amounts outstanding under its commercial paper program, to fund capital expenditures, and for general partnership purposes.
In December 2012, we completed a public offering of $850 million of 3.7 percent senior unsecured notes due 2023. We used the net proceeds to finance a portion of our investment in Access Midstream Partners.
In August 2012, WPZ completed a public offering of $750 million of 3.35 percent senior unsecured notes due 2022. WPZ used the net proceeds to repay outstanding borrowings on its senior unsecured revolving credit facility and for general partnership purposes.
In July 2012, Transco issued $400 million of 4.45 percent senior unsecured notes due 2042 to investors in a private debt placement. An offer to exchange these unregistered notes for substantially identical new notes that are registered under the Securities Act of 1933, as amended, was commenced in November 2012 and completed in December 2012. A portion of the proceeds from the issuance of these notes was used to repay Transco’s $325 million of 8.875 percent senior unsecured notes that matured on July 15, 2012.
Credit Facilities
On July 31, 2013, we amended our $900 million and WPZ’s $2.4 billion credit facilities to increase the aggregate commitments to $1.5 billion and $2.5 billion, respectively and extend the maturity dates for both credit facilities to July 31, 2018. Additionally, Transco and Northwest Pipeline are each able to borrow up to $500 million under the amended WPZ credit facility to the extent not otherwise utilized by the other co-borrowers. Both credit facilities may also, under certain conditions, be increased up to an additional $500 million. As a result of the modifications, the previously deferred fees and costs related to these facilities are being amortized over the term of the new arrangements.
At December 31, 2013, letter of credit capacity under our $1.5 billion and WPZ’s $2.5 billion credit facilities is $700 million and $1.3 billion, respectively. At December 31, 2013, no letters of credit have been issued and no loans are outstanding on these credit facilities. We have issued letters of credit totaling $16 million as of December 31, 2013, under certain bilateral bank agreements.
Our significant financial covenants require our ratio of debt to EBITDA (each as defined in the credit facility) to be no greater than 4.5 to 1. For the fiscal quarter and the two following fiscal quarters in which one or more acquisitions for a total aggregate purchase price equal to or greater than $50 million has been executed, we are required to maintain a ratio of debt to EBITDA of no greater than 5 to 1. At December 31, 2013, we are in compliance with these financial covenants.
WPZ's significant financial covenants require its ratio of debt to EBITDA (each as defined in the credit facility) to be no greater than 5 to 1. For the fiscal quarter and the two following fiscal quarters in which one or more acquisitions for a total aggregate purchase price equal to or greater than $50 million has been executed, WPZ is required to maintain a ratio of debt to EBITDA of no greater than 5.5 to 1. In addition, the ratio of debt to capitalization (defined as net worth plus debt) must be no greater than 65 percent for each of Transco and Northwest Pipeline. At December 31, 2013, WPZ is in compliance with these financial covenants.
The credit agreements governing our and WPZ’s respective credit facilities both contain the following terms and conditions:

•
Each time funds are borrowed, the applicable borrower may choose from two methods of calculating interest: a fluctuating base rate equal to Citibank N.A.’s alternate base rate plus an applicable margin or a periodic fixed rate equal to LIBOR plus an applicable margin. The applicable borrower is required to pay a commitment fee (currently 0.225 percent for our agreement and 0.175 percent for the WPZ agreement) based on the unused portion of its respective credit facility. The applicable margin and the commitment fee are determined for each borrower by reference to a pricing schedule based on such borrower’s senior unsecured long-term debt ratings.

•
Various covenants may limit, among other things, a borrower’s and its material subsidiaries’ ability to grant certain liens supporting indebtedness, a borrower’s ability to merge or consolidate, sell all or substantially all of its assets, enter into certain affiliate transactions, make certain distributions during an event of default, make investments, and allow any material change in the nature of its business.

•
If an event of default with respect to a borrower occurs under its respective credit facility, the lenders will be able to terminate the commitments for the respective borrowers and accelerate the maturity of any loans of the defaulting borrower under the respective credit facility agreement and exercise other rights and remedies.

Commercial Paper Program
In March 2013, WPZ initiated a commercial paper program. The program allows a maximum outstanding amount at any time of $2 billion of unsecured commercial paper notes. The maturities of the commercial paper notes vary but may not exceed 397 days from the date of issuance. The commercial paper notes are sold under customary terms in the commercial paper market and are issued at a discount from par, or, alternatively, are sold at par and bear varying interest rates on a fixed or floating basis. Proceeds from these notes are used for general partnership purposes, including funding capital expenditures, working capital, and partnership distributions. We classify WPZ’s commercial paper outstanding in Current liabilities in the Consolidated Balance Sheet, as the outstanding notes at December 31, 2013, have maturity dates less than three months from the date of issuance. At December 31, 2013, WPZ has $225 million in Commercial paper outstanding at a weighted average interest rate of 0.42 percent.
Cash Payments for Interest (Net of Amounts Capitalized)
Cash payments for interest (net of amounts capitalized) were $472 million in 2013, $479 million in 2012, and $573 million in 2011.
Restricted Net Assets of Subsidiaries
We have considered the guidance in the Securities and Exchange Commission’s Regulation S-X related to restricted net assets of subsidiaries. In accordance with Rule 4-08(e) of Regulation S-X, we have determined that certain net assets of our subsidiaries are considered restricted under this guidance and exceed 25 percent of our consolidated net assets. Substantially all of these restricted net assets relate to the net assets of WPZ, which are technically considered restricted under this accounting rule due to terms within WPZ’s partnership agreement that govern the partnership’s assets. Our interest in WPZ’s net assets that are considered to be restricted at December 31, 2013 was $6.5 billion.
Leases-Lessee
The future minimum annual rentals under noncancelable operating leases, are payable as follows:

December 31, 2013
(Millions)
2014	$53
2015	47
2016	43
2017	36
2018	30
Thereafter	123
Total	$332

Under our right-of-way agreement with the Jicarilla Apache Nation, we make annual payments of approximately $8 million and an additional annual payment which varies depending on the prior year’s per-unit NGL margins and the volume of gas gathered by our gathering facilities subject to the agreement. Depending primarily on the per-unit NGL margins for any given year, the additional annual payments could exceed the fixed amount. This agreement expires March 31, 2029.
Total rent expense was $58 million in 2013, $56 million in 2012, and $49 million in 2011.